UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2021

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 EAST MARKET STREET, SUITE 650 AKRON, OHIO	44305
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (330) 753-4511
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Seciton 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	BW	New York Stock Exchange
8.125% Senior Notes due 2026	BWSN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 4, 2021, Babcock and Wilcox Enterprises, Inc., a Delaware corporation (the “Company”) and Bank of America, N.A. as administrative agent to the lenders under the Amended Credit Agreement, entered into Amendment No. 3 to Amended and Restated Credit Agreement (the “Amended Credit Agreement”). The Amended Credit Agreement amends the terms of the Company’s Amended and Restated Credit Agreement to, among other matters, (i) permit the prepayment of certain term loans, (ii) reduce the revolving credit commitments to $130 million and removing the ability to obtain revolving loans under the credit agreement, and (iii) amend certain covenants and conditions to the extension of credit.

The foregoing description of the material terms of the Amended Credit Agreement is qualified in its entirety by reference to the full text of the Amended Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02               Results of Operations and Financial Condition

On March 9, 2021, the Company issued a press release announcing financial results for the year ended December 31, 2020. A copy of the press release is attached as Exhibit 99.1, and the information contained in Exhibit 99.1 is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the Amended Credit Agreement, as described in Item 1.01 herein, the Company is no longer required to maintain a Chief Implementation Officer pursuant to our Amended and Restated Credit Agreement. Accordingly, on March 4, 2021, Robert M. Caruso ceased to serve as the Company’s Chief Implementation Officer, but remains with the Company under the professional services agreement between the Company and Alvarez & Marshal North America, LLC, as described in our Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 5, 2020. Because the Company is no longer required to maintain a Chief Implementation Officer, the Company has not appointed, and does not expect to appoint, a replacement Chief Implementation Officer.

Item 7.01 Regulation FD Disclosure.

On March 9, 2021, the Company posted a Company Overview presentation on the investor relations section of its website at babcock.com. A copy of the presentation is attached as Exhibit 99.2, and the information contained in Exhibit 99.2 is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1
Amendment No. 3 to Amended and Restated Credit Agreement dated March 4, 2021 (incorporated by reference to Exhibit 10.68 of the Babcock & Wilcox Enterprises, Inc. Annual Report on Form 10-K for the year ended December 31, 2020 (File No. 001-36876)).

99.1	Press Release dated March 9, 2021
99.2	Investor Presentation, dated March 9, 2021

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

March 9, 2021	By:	/s/ Louis Salamone
Louis Salamone
Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Accounting Officer and Duly Authorized Representative)

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